UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Statement

This Amendment on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by RE/MAX Holdings, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on July 21, 2021 (the “Initial Form 8-K”). The Initial Form 8-K described, among other matters, the completion of the acquisition of the North American operations of RE/MAX INTEGRA, the sub-franchisor of the RE/MAX brand in five Canadian provinces and nine U.S. states (collectively, the “Acquisition”). This Amendment should be read in conjunction with the Initial Form 8-K, which provides a description of the Acquisition.

The Company stated in the Initial Form 8-K that the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Acquisition would be filed by amendment to the Initial Form 8-K not later than 71 calendar days after the date on which the Initial Form 8-K was required to be filed, as required pursuant to Item 9.01 of Form 8-K.

The Company is filing the financial statements required by Item 9.01(a) of Form 8-K as exhibits to this Amendment. Although the Company has completed a substantial portion of the work required in order to file the financial information required by Item 9.01(b) of Form 8-K with respect to the Acquisition, the Company is still completing certain items that are necessary in order to provide such financial information. Accordingly, the Company will not be able to file such financial information within the required 71-day period for the reasons described below.

Item 9.01. Financial Statements and Exhibits.

In analyzing the purchase accounting with respect to the Acquisition, the Company has reached a preliminary conclusion that it will need to allocate a portion of the Acquisition’s purchase price to a loss on the settlement of the pre-existing master franchise agreements in which the pre-acquisition royalty rates paid by RE/MAX INTEGRA were below the current market rate. This is in contrast to prior independent region acquisitions, where the Company allocated the entire purchase price to acquired assets, primarily goodwill and other identifiable intangible assets.

The Company also believes this same conclusion may apply to certain of its other independent regions acquired between 2007 and 2017 where the region paid a royalty rate below the current market rate prior to the acquisition. In these circumstances, the Company’s goodwill and identifiable intangible assets balances may be overstated, resulting in overstated levels of intangible asset amortization expense subsequent to acquisition.

The Company is evaluating the materiality of this change to the purchase accounting for certain independent regions acquired between 2007 and 2017 and does not believe that it would affect previously reported revenue, Adjusted EBITDA, Adjusted Earnings Per Share, accounts receivables or cash balances. In connection with its ongoing review of these matters, the Company is also evaluating whether a possible restatement of any historical financial statements would be required. The Company is not currently able to predict when this evaluation will be complete and when the Company will be able to file an additional amendment to the Initial Form 8-K in order to include the required pro forma financial information in connection with the Acquisition.

The Company intends to file an additional amendment to the Initial Form 8-K to provide the required pro forma financial information as soon as the Company completes its evaluation of these matters.

(a) Consolidated Financial Statements of Acquired Businesses

The audited consolidated financial statements of Polzler & Schneider Holdings Corporation as of and for the years ended October 31, 2020 and October 31, 2019, and the notes thereto, and the audited consolidated financial statements of RE/MAX Ontario-Atlantic Canada, Inc. as of and for the years ended October 31, 2020 and October 31, 2019, and the notes thereto, are filed as Exhibit 99.1 and Exhibit 99.2, respectively to this Form 8-K/A.

The unaudited consolidated financial statements of Polzler & Schneider Holdings Corporation and RE/MAX Ontario-Atlantic Canada, Inc. as of and for the six months ended April 30, 2021 are filed herewith as Exhibits 99.3 and 99.4, respectively.

Polzler & Schneider Holdings Corporation and RE/MAX Ontario-Atlantic Canada, Inc. constitute the North American operations of RE/MAX INTEGRA acquired by the Company.

(b) Unaudited Pro-Forma Financial Information

The Company is not filing the unaudited pro-forma financial information required by Item 9.01(b) of Form 8-K at this time as a result of the aforementioned review of its historical purchase accounting for acquisitions of certain independent regions that occurred between 2007 and 2017.

(d) Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description
23.1

Consent of Peterson, Whitaker & Bjork, LLC with respect to the audited consolidated financial statements of Polzler & Schneider Holdings Corporation as of and for the years ended October 31, 2020 and October 31, 2019.

23.2	Consent of KPMG LLP with respect to the audited consolidated financial statements of RE/MAX Ontario-Atlantic Canada, Inc. as of and for the years ended October 31, 2020 and 2019.
99.1

Audited consolidated financial statements of Polzler & Schneider Holdings Corporation as of and for the years ended October 31, 2020 and 2019, together with the accompanying auditors’ report issued by Peterson, Whitaker & Bjork, LLC, dated June 2, 2021.

99.2

Audited consolidated financial statements of RE/MAX Ontario-Atlantic Canada Inc. as of and for the years ended October 31, 2020 and 2019, together with the accompanying auditors’ report issued by KPMG LLP dated May 26, 2021.

99.3	Unaudited condensed consolidated interim financial statements of Polzler & Schneider Holdings Corporation as of and for the period ended April 30, 2021.
99.4	Unaudited condensed consolidated interim financial statements of RE/MAX Ontario-Atlantic Canada Inc. as of and for the period ended April 30, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL).

Forward-Looking Statements

This Amendment includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to: the Company’s preliminary conclusion that it will need to allocate a portion of the Acquisition’s purchase price to a loss on the settlement of the pre-existing master franchise agreements, including statements that this same conclusion may apply to certain of its other independent region acquisitions, the Company’s belief that the change of purchase accounting would not affect previously reported revenue, Adjusted EBITDA, Adjusted Earnings Per Share, accounts receivables or cash balances, the Company’s evaluation of whether a possible restatement of any historical financial statements will be required and statements regarding when the Company’s work will be completed with respect to the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the Acquisition or when it will be able to file an additional amendment to the Initial Form 8-K in order to include the required pro forma financial information in connection with the Acquisition. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the global COVID-19 pandemic, which continues to pose significant and widespread risks to the Company’s business, including the Company’s agents, loan originators, franchisees, and employees, as well as home buyers and sellers. Other important risks and uncertainties include, without limitation, (1) that the Company’s review of the matters described above is ongoing and the amounts at issue to which they relate have not been definitively determined, (2) the timing of the Company’s review of the matters described above cannot currently be predicted, (3) that additional adjustments may be identified, the impact of which could be material, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: October 6, 2021	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer

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